Exhibit 23(a)

                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Valley National Bancorp:




We consent to the use of our report  incorporated herein by reference and to the
reference   to  our   Firm   under   the   heading   "Experts"   in  the   Proxy
Statement/Prospectus.

Our report refers to a change in accounting for certain investments in debt and equity securities in 1994 and accounting for income taxes in 1993.



                                                           KPMG PEAT MARWICK LLP


Short Hills, New Jersey
November 12, 1996